                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------
          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.
--------------------------------------------------------------------------------

                          EIGHTH AMENDMENT TO AGREEMENT

            This Eighth Amendment ("EIGHTH AMENDMENT") is made by and between Atrix Laboratories, Inc. a Delaware Corporation ("ATRIX"), with its principal place of business at 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417, and Block Drug Corporation, a New Jersey corporation ("BLOCK"), with its principal place of business at 105 Academy Street, Jersey City, New Jersey 07302-9988, effective this 24th day of August, 2001 (the "AMENDMENT EFFECTIVE DATE"). Atrix and Block are sometimes referred to collectively herein as the "PARTIES" and individually as a "PARTY".

            WHEREAS, the Parties entered into an agreement dated December 16, 1996, as amended by (i) the First Amendment to Agreement dated as of June 10, 1997, (ii) the Second Amendment to Agreement dated as of July 31, 1997, (iii) the Third Amendment to Agreement dated February 4, 1998, (iv) the Fourth Amendment to Agreement dated as of January 12, 1999; (v) the Fifth Amendment to Agreement dated as of January 27, 1999, (vi) the Sixth Amendment to Agreement dated as of September 24, 1999, and (vii) the Seventh Amendment to Agreement dated as of April 20, 2001 (collectively the "AGREEMENT").

            WHEREAS, the Parties desire to further amend the Agreement on the terms and conditions set forth herein.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Agreement as follows:

1.          LICENSE GRANTS.

            (a) Block hereby grants to Atrix, for a period commencing on the Amendment Effective Date through the end of the Term (the "SUBLICENSE PERIOD"), an exclusive, except as to Block during the Transition Period (as defined below) irrevocable right and sublicense, including the right to grant sublicense rights, to (i) market, promote, advertise, distribute, commercialize, sell and manufacture the Products in the Territory during the Sublicense Period, and (ii) to any and all Improvements to the Products for use in the field of dentistry, including all of its specialties (the Sublicense to be identical in scope and duration to the License granted to Block under the Agreement).

            (b) Atrix hereby grants to Block, for the period commencing on the Amendment Effective Date through the end of the Transition Period, a non-exclusive, irrevocable, royalty-free limited right, without the right to sublicense, to use the Marks (as defined below) solely in connection with the marketing, promotion, advertising, distribution, commercialization and sale of the Products in the Territory.

2. DEFINITION OF "TERM". Section 7.01 of the Agreement is hereby deleted and the following language shall be inserted in lieu thereof:

            "Section 7.01 Term. This Agreement will commence on December 16, 1996 (the "EFFECTIVE DATE") and will terminate on August 24, 2005 (the "TERM")."

3. TRANSFER OF ASSETS AND GRANT OF SECURITY INTEREST.

            (a) As soon as practicable after the Amendment Effective Date, but no later than fifteen (15) days after the Amendment Effective Date, Block shall provide and deliver to Atrix copies of the "SALES AND TARGET DISTRIBUTION" list, sorted by 5 digit zip codes, such list to disclose (i) the Product(s) purchased [**] (ii) the quantity of each Product(s) purchased in the prior 12-month period (less than [**] Units or more than [**] Units), and (iii) whether the customer is a [**]. No later than thirty (30) days after the Amendment Effective Date, Block shall provide and deliver to Atrix all instructional materials and Marketing Materials (and any associated copyrights), sales and marketing data, to the extent that such are directly related to the Products or the marketing, advertising, sale, distribution and promotion of the Products, and only to the extent thereto. Within ten (10) days of Atrix entering into an agreement with a third party relating to the marketing, sale, distribution and promotion of the Products, or at least thirty (30) days prior to the end of the Transition Period, whichever is earlier, Block will transfer to Atrix complete and unabridged copies of all customer lists and information directly related to the Products and the marketing, sale, distribution and promotion of the Products, including but not limited to [**] and [**] and only to the extent thereto.

            (b) Concurrently with the execution of this Agreement, for and in consideration of the payments and other obligations herein contained, and subject to the execution of the Security Interest Agreement set forth as Exhibit B hereto (the "SECURITY INTEREST AGREEMENT"), Block shall transfer and assign to Atrix all of Block's right, title and interest in and to (i) the trademarks Atrisorb(R) and Atridox(R) and all associated trademarks, service marks, slogans, trade names, copyrights, trade dress and the like (including the associated goodwill of each) (collectively hereinafter referred to as the "MARKS"), (ii) all Improvements to the Products, and (iii) all other rights of Block with respect to the Products, whether acquired pursuant to the Agreement or otherwise, except as otherwise set forth in this Agreement, in accordance with the Assignment in the form attached hereto as Exhibit A (the "ASSIGNMENT"). Block represents that to the best of its knowledge, such Marks are free and clear of any claims or encumbrances. Simultaneously with the execution of this Eighth Amendment, Block shall execute and deliver to Atrix the Assignment.

            (c) Simultaneously with the execution of this Eighth Amendment, Atrix shall execute and deliver to Block the Security Interest Agreement, pursuant to which Block shall take a security interest in the Marks which provides that in the event of a breach by Atrix of any of its obligations set forth in this Eighth Amendment, all right, title and interest in the Marks shall revert back to Block.

4. PAYMENTS BY BLOCK. Within three (3) business days after the Amendment Effective Date, in consideration of Atrix entering into this Eighth Amendment, the release granted by Atrix hereunder, and as full and final payment of all amounts due or to become due as Milestone Payments pursuant to Section 3.02(b) of the Agreement, Block shall pay to Atrix Three Million U.S. Dollars (U.S. $3,000,000) (the "ATRISORB MILESTONE PAYMENT") in cash.

5. PAYMENTS BY ATRIX. In consideration of the Sublicense set forth in Section 2 hereof, the transfer of assets pursuant to Section 3 hereof, and the release granted by Block hereunder, Atrix shall make the following payments to Block:

         (a) Three Million Three Hundred Thousand U.S. Dollars (U.S. $3,300,000) in cash to be paid within three (3) business days after the Amendment Effective Date; and

         (b) Three Million Seven Hundred Thousand U.S. Dollars (U.S. $3,700,000) to be paid over a four (4) year period, as follows:

                  (i) [**] of the combined [**] of the Products in the Territory (excluding sales [**] during the Transition Period) to be paid within forty-five (45) days following the end of the first [**] period following the Amendment Effective Date;

                  (ii) [**] of the combined [**] of the Products in the Territory, to be paid within forty-five (45) days following the end of the second [**] period following the Amendment Effective Date;

                  (iii) [**] of the combined [**] of the Products in the Territory, to be paid within forty-five (45) days following the end of each of the [**] and [**] periods following the Amendment Effective Date;

                  (iv) if at any time prior to the [**] of the Amendment Effective Date, Atrix [**] the Products in the Territory and receives [**] compensation with respect to such [**] Atrix shall pay [**] of such [**] compensation to Block within ten (10) business days following receipt by Atrix of same; and

                  (v) the amount, if any, derived by subtracting the aggregate amounts paid to Block with respect to clauses 5(b)(i),(ii), (iii) and
         (iv) above, from Three Million Seven Hundred Thousand U.S. Dollars (U.S. $3,700,000), shall be paid by Atrix to Block within [**] after the anniversary of the expiration of the [**] of the Amendment Effective Date.

For avoidance of doubt, in no event shall Atrix pay Block more than Three Million Seven Hundred Thousand U.S. Dollars (U.S. $3,700,000) under this Section 5(b).

Atrix "NET SALES" for purposes of this Eighth Amendment shall have the meaning given such term in the Agreement, substituting "ATRIX" for "BLOCK" therein.

6.       WAIVER AND RELEASE / DISMISSAL OF ACTION [**].

         (a) In consideration of the foregoing and subject to the terms of this
Section 6 and except for the obligations created by this Eighth Amendment, each of Block and Atrix hereby releases, acquits and absolutely and forever discharges the other Party hereto, its affiliates, and its and their officers, directors, employees, agents, successors and assigns from any and all claims (including royalty claims), debts, liabilities, demands, damages, accounts, recordings, obligations, costs, attorneys' fees, expenses, liens, actions and causes of action of every kind and nature, character and description, whether now known or unknown, suspected or unsuspected, whether or not heretofore brought before any arbitrator, local, state or federal court, agency or other forum, related to the Agreement, occurring prior to or after the date of this Eighth Amendment, related directly or indirectly to the Agreement including, without limitation, the matters set forth in [**] and the lawsuit filed by Atrix in the United States District Court for the District of Colorado, captioned Atrix Laboratories, Inc. v. Block Drug Corporation, Inc. Civil

Action No. 01-K-0870, except for (a) any claim by either Party that arose prior to the Amendment Effective Date for which the other Party is obligated to indemnify that Party as provided for in the Agreement, (b) payment of any obligation due as provided under this Eighth Amendment, or (c) any breach by either Party of that Party's obligations under this Eighth Amendment.

         (b) Promptly upon Atrix's receipt of the Atrisorb(R) Milestone Payment, each Party will take all necessary or required actions to dismiss its claims against the other Party [**] and Atrix shall dismiss the lawsuit filed in the United States District Court for the District of Colorado captioned Atrix Laboratories, Inc. v. Block Drug Corporation, Inc. Civil Action No. 01-K-0870 (the "Action"). Each Party shall [**]

7. TERMINATION OF ESCROW. As soon as practicable following the Amendment Effective Date, the Parties shall take all action necessary, proper or desirable to terminate the Escrow Agreement and instruct the Escrow Agent to deliver all Documented Technology, and any material Improvements or Know-How related thereto, held in escrow pursuant to Section 10.03(a) of the Agreement to Atrix.

8. TRANSITION PERIOD. For the period commencing as of the Amendment Effective Date, and terminating on [**] (the "TRANSITION PERIOD"), the Parties shall abide by the following obligations:

         (a) Block shall cooperate with and assist Atrix in the complete transition to Atrix of the marketing, promotion, advertising, distribution and commercialization of the Products within the Territory.

         (b) Block shall use its reasonable best efforts to continue to market, promote, advertise, distribute and commercialize the Products pursuant to the Marketing Plan set forth as Exhibit C, subject to Atrix' rights to promote and sell the Products during the Transition Period. The incremental costs of any activities requested by Atrix beyond those set forth in Exhibit C shall be borne by Atrix.

         (c) Block shall continue to abide by its royalty payment and accounting reporting obligations as set forth in the Agreement during the Transition Period. Block shall not be required to make any Milestone Payments following the Amendment Effective Date, except as provided in Section 4 of this Eighth Amendment. Block shall use its reasonable best efforts to continue its engagement of the services of the [**] and divisional and regional managers, subject to normal attrition, through the expiration of the Transition Period. Block shall not be required to fill any vacant territories due to documented normal attrition provided that Block maintains at least [**] representatives in the field through [**] Block shall provide copies of such documentation within ten (10) days of Atrix's written request.

         (d) In the event that Atrix enters into an agreement with a third party pertaining to the sublicensing, marketing, promotion, advertising, distribution, commercialization, sale and development of Products, Atrix shall ensure that such third party does not engage in any such activities with Block's customers disclosed on the customer list provided to Atrix hereunder prior to the expiration of the Transition Period.

         (e) Block shall provide Atrix with copies of all information and materials related to the marketing, promotion and/or distribution of the Products, and only to such extent, including but not limited to any proposed or adopted marketing and/or promotional campaigns for the Products.

         (f) Block shall not be permitted [**] except in the [**] or with the [**] of Atrix, such [**] by Atrix [**] Block will not place any orders for Product after [**] All current forecasts issued and outstanding under the Agreement are hereby [**] Block shall continue to fill customer orders from its existing inventory until that inventory is depleted, at which time Atrix shall fill and drop ship all outstanding customer orders for Product placed by Block from Atrix' inventory. Atrix shall ship such orders directly to the customer. Block shall reimburse Atrix for such orders at the [**] set forth in the Seventh Amendment to the Agreement, plus [**] Any costs incurred in shipping the Product other than by [**] shipping shall be paid by the customer, except that Block shall continue to pay the shipping costs of [**] as identified by Block as being entitled to priority shipping.

         (g) Any Product purchased by Block under the Agreement and not sold or otherwise distributed by Block prior to the expiration of the Transition Period will be purchased by Atrix as follows: (i) Atrix shall pay to Block the [**] of the [**] paid by Block to Atrix for such remaining inventory of Products and Professional Samples; (ii) Block shall [**] that such inventory of Products and Professional Samples has been stored in compliance with [**] has not been [**] and has otherwise been maintained according to the requirements of [**] (iii) the Products and Professional Samples shall have a remaining shelf life of at least [**] and (iv) shall be shipped to Atrix appropriately packaged and stored, on or prior to [**] All transportation costs in connection with such sale, including without limitation, insurance, freight and duties, shall be [**] by Block and Atrix. Amounts owed by Atrix to Block pursuant to this subsection (g) for the Products or Professional Samples shall be paid by Atrix within [**] after its receipt of a reasonably detailed invoice from Block setting forth the amounts payable to Block under this subsection (g).

         (h) During the Transition Period, Block shall, at Block's sole expense, be responsible for that portion of ADE data collection activity that occurs between Block and the patient or dental professional, as appropriate, including any follow-up inquiries which Block deems necessary or appropriate.

         (i) Each Party shall maintain such facilities as are reasonably necessary to carry out the activities to be performed by such Party pursuant to the terms and provisions of this Eighth Amendment. Upon reasonable advance notice, each Party agrees to make its employees and non-employee consultants reasonably available at their respective places of employment to consult with the other Party on issues arising during the Transition Period and in connection with any request from any regulatory agency, including, without limitation, regulatory, scientific, technical and clinical testing issues, provided that any expense related to such consulting activities, including any travel and living expenses associated therewith, shall be borne by the Party that incurs them.

9. TRANSITION SALES.  If during the Transition Period:

         (a) Atrix makes a sale of Products and ships such Products from Atrix's inventory, then Atrix shall be entitled to [**] of such sale subject to Atrix's obligation to pay royalties to Block pursuant to Section 5(b) of this Eighth Amendment;

         (b) Block makes a sale and ships Product from Block's inventory of Product, then Block shall [**] subject to Block's obligation to pay royalties to Atrix on sales of Product as set forth in Section 3.04 of the Agreement; or

         (c) Block exhausts its inventory of Product, Atrix will fill and drop ship Product bearing the appropriate [**] directly to the customer, and Block will book the order for such Products and shall pay to Atrix (i) the [**] for Product as set forth in the Seventh Amendment to the Agreement, (ii) [**] for Product, (iii) priority shipping costs for Product shipped to [**] of Block, as identified by Block to Atrix, (iv) royalties to Atrix on the sale of Product as set forth in Section 3.04 of the Agreement.

10. RIGHT TO AUDIT. The Parties shall each complete a final accounting of all sales of Product and shall provide such report to the other Party within forty-five (45) days of the expiration of the Transition Period. In the event that a Party disputes such report, that Party shall provide the other Party written notice within thirty (30) days of that Party's receipt of such report. The other Party shall permit an independent certified public accounting firm of nationally recognized standing selected by the requesting Party, and reasonably acceptable to audited Party, at the requesting Party's expense, to have access during normal business hours to such of the records of the audited Party as may be reasonably necessary to verify the accuracy of the sales reported by each Party under Section 9 above. The accounting firm shall disclose to the requesting Party only whether the sales reports are correct or not and the specific details of any discrepancies. No other information shall be shared. If such accounting firm concludes that the sales figures reported under Section 9 above were inaccurate, the audited Party shall reconcile its figures and remit any amounts due and owing to the other Party within thirty (30) days of the date the requesting Party delivers to the other Party such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by the requesting Party, provided, however, that if the audit discloses that the sales figures reported were discrepant by more than [**], then the audited Party shall pay the reasonable fees and expenses charged by such accounting firm.

11. PROJECT LEADERS. Each of Atrix and Block shall designate and appoint a person to coordinate and be the primary contacts between the Parties with respect to implementing and carrying out activities during the Transition Period. Each Party may replace its project leader at any time upon written notice to the other Party.

12. TERMINATION OF DISTRIBUTION, PAYMENT AND REPORTING OBLIGATION. Notwithstanding anything contained in the Agreement or this Eighth Amendment to the contrary, from and after the expiration of the Transition Period, Block shall not market, promote, advertise, distribute or commercialize the Products, and Block shall not be required to make any royalty or other payments, or deliver Royalty Statements or other reports, to Atrix with respect to periods commencing from and after the expiration of the Transition Period (subject to Atrix's rights set forth in Section 10).

13. EFFECT ON AGREEMENT.

         (a) As of the date hereof, the following Sections of the Agreement shall be deleted and of no further force or effect: Articles VI, X, XVII, Sections 2.01(b), 2.02, 2.03(b), 2.04, 3.03, 7.02 (a), 7.02(b), 7.03, 7.05, the
second and third paragraphs of Section 7.07, 7.08(b), 8.01-8.07, 8.09, 8.10, 8.13, the last two (2) complete sentences of Section 8.14, 9.01, 9.05, 14.01-14.06, 16.02, 16.06, 16.07 and 19.13, 19.17.

         (b) As of the expiration of the Transition Period, the following Sections of the Agreement shall be deleted and of no further force or effect:
Article IX, Sections 3.07, in Section 8.08 the clause beginning . . . provided however . . . through the end of Section 8.08, 11.07, 13.01-13.03, 13.06, 14.09,
14.10, 14.11, 16.08, and 19.10.

         (c) Except as expressly modified by the terms of this Eighth Amendment, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

14. EXPENSES. The Parties shall each bear their own costs and expenses (including attorneys' fees) incurred in connection with the negotiation and preparation of this Eighth Amendment and consummation of the transactions contemplated hereby. Atrix shall assume all costs associated with the perfection and recordal of the documents related to the assignment of the Marks from Block to Atrix. Atrix shall be responsible for all litigation costs incurred in connection with its use of the Marks during the Transition Period, and any and all litigation costs concerning the Marks occurring after the Transition Period, except for litigation costs related to Block's use of the Marks at any time prior to the termination of the Transition Period, which costs shall be Block's responsibility.

15. PUBLICITY. The Parties shall not publish or make any statements about each other that are disparaging and, no public announcement or other disclosure to third parties concerning the existence of or terms of this Eighth Amendment shall be made, either directly or indirectly, by either Party, except as may be legally required or as may be required for financial reporting purposes, without first obtaining the prior written approval of the other Party hereto and agreement upon the nature and text of such announcement or disclosure. Each Party shall review and respond with specific comments to public announcements and disclosures by the other Party within five (5) business days of receipt of printed copies thereof, or such proposed announcement or disclosure shall be deemed approved. The terms of this Eighth Amendment may also be disclosed to:
(a) government agencies where required by law, including filings required to be made by law with the United States Securities and Exchange Commission ("SEC"), national securities exchanges or the Nasdaq Stock Market, (b) a third party in connection with the license of the Licensed Products, or (c) lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party, so long as such disclosure in
(b) and (c) above is made under a binder of confidentiality at least as restrictive the confidentiality provisions in Article XVIII of the Agreement, so long as highly sensitive terms and conditions such as financial terms are extracted from the Agreement (including in any disclosure required by law or the SEC) or deleted upon the request of the other Party, and so long as the disclosing Party gives reasonable advance notice of the disclosure under the circumstances requiring the disclosure.

16. MISCELLANEOUS.

         (a) All capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

         (b) This Eighth Amendment may be executed by the Parties in counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. The Parties may execute this Eighth Amendment by facsimile signature.

         (c) The Parties shall each perform such acts, execute and deliver such instruments and documents and do all such other things as may be reasonably necessary to accomplish the transactions contemplated by this Eighth Amendment.

         (d) Nothing in this Eighth Amendment shall be construed to make the relationship of Block and Atrix herein a joint venture, association or partnership or make the Parties agents of one another. The Parties are not authorized to act as agents of one another as to any matter or to make any representations to any third parties indicating or implying the existence of any such agency relationship.

         (e) This Eighth Amendment constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, whether written or oral. No terms or provision of this Eighth Amendment shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except only in the event that the Parties amend this Eighth Amendment by written instruments specifically referring to and executed in the same manner as this Eighth Amendment.

         (f) Each of Block and Atrix acknowledges that it has been represented by counsel in the negotiation of the terms of this Eighth Amendment, and that it has reviewed the terms of this Eighth Amendment with said counsel, and that its decision to enter into this Eighth Amendment is based on the advise of said counsel. Each of Block and Atrix further acknowledges that it is executing this Eighth Amendment on a voluntary basis, and that it fully understands its final and binding effect.

         (g) Each of Block and Atrix shall remain solely responsible for their own tax obligations arising under the transactions contemplated by this Eighth Amendment.

         IN WITNESS WHEREOF, the Parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the date first written above.

ATRIX LABORATORIES, INC.                       BLOCK DRUG CORPORATION

By: /s/ Charles P. Cox                         By: /s/ Donald F. Parman
   -----------------------------                  ---------------------
    Charles P. Cox, Ph.D., MBA                     Donald F. Parman
    Senior Vice President,                         Secretary
    Corporate Development

                                    EXHIBIT A
                                       TO
                                EIGHTH AMENDMENT

                                   ASSIGNMENT

            WHEREAS, Block Drug Corporation (hereinafter "Block"), a New Jersey corporation with a business address of 105 Academy Street, Jersey City, New Jersey 07302-9988, is the owner of the trademarks and trademark registrations for ATRIDOX and ATRISORB (hereinafter "the Marks") as set forth in Attachment A hereto, and WHEREAS, Atrix Laboratories, Inc., (hereinafter "Atrix"), a Delaware corporation with a business address of 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417, is desirous of acquiring said Marks and the registrations therefor in the United States and Canada, and any other associated intellectual property rights that are not specifically set forth in Attachment A, such as trade dress, copyrights and other intellectual property owned by Block and associated with the Marks;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Block does hereby assign to Atrix all right, title and interest in and to the Marks, together with any other associated intellectual property rights that are not specifically set forth in Attachment A, such as trade dress, copyrights and other intellectual property owned by Block and associated with the Marks, and the goodwill of the business symbolized thereby, subject to the Security Interest (as set forth in Exhibit B) in such Marks granted by Atrix to Block as of even date herewith.

                                                       BLOCK DRUG CORPORATION

                                                       By:
                                                          ----------------------

                                                       Title:
                                                             -------------------

                                                       Date:  August 24, 2001

                                   Exhibit A-1

                                  ATTACHMENT A
                                       TO
                                    EXHIBIT A
                                       TO
                                EIGHTH AMENDMENT

                                   ATRIX MARKS

                  TRADEMARK ROSTER (01) (GROUPED BY TRADEMARK)


ATRIDOX

COUNTRY        CLASSES       APP. #      APP. DT        REG. #     REG. DATE          REGISTERED. OWNER       CURRENT STATUS
-------        -------      --------    ----------     -------     ----------       ----------------------    --------------
Canada                      850,064     07/07/1997     530,394     21/07/2000       Block Drug Corporation      Registered
United States  5            75080259    28/03/1996     2219251     19/01/1999       Block Drug Corporation      Registered

ATRISORB

COUNTRY        CLASSES       APP. #      APP. DT        REG. #     REG. DATE          REGISTERED. OWNER       CURRENT STATUS
-------        -------      --------    ----------     -------     ----------       ----------------------    --------------
Canada                      824,209     25/09/1996     511,768     12/05/1999       Block Drug Corporation      Registered
United States  10           75081223    29/03/1996     2135253     10/02/1998       Block Drug Corporation      Registered
United States  5            74102606    02/10/1990     1912165     15/08/1995       Block Drug Corporation      Sec. 8/15 Accepted

                                    EXHIBIT B
                                       TO
                                EIGHTH AMENDMENT

                           SECURITY INTEREST AGREEMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, Atrix Laboratories, Inc., a Delaware Corporation ("Atrix"), with its principal place of business at 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417, hereby assigns, grants and mortgages to Block Drug Corporation, a New Jersey corporation ("Block"), with its principal place of business at 105 Academy Street, Jersey City, New Jersey 07302-9988, a security interest in all of Atrix' right, title and interest in and to the trademarks and trademark registrations (the "Marks") set forth in Attachment A to this Agreement, attached hereto.

THIS AGREEMENT is entered into to secure the full and prompt performance and payment of all the obligations of Atrix, as set forth in the Eighth Amendment to Agreement between Atrix and Block dated as of even date herewith. Upon the satisfaction of all payments to Block from Atrix as set forth in the Eighth Amendment to Agreement, Block shall, upon such satisfaction, execute, acknowledge and deliver to Atrix such statements, documents or other instruments in writing as may be reasonably requested by Atrix releasing the security interest and mortgage in the Marks granted under this Agreement.

UPON the occurrence and during the continuance of any default by Atrix of the obligations set forth in the Eighth Amendment to Agreement, Block shall have the right, without notice to or consent by Atrix, to implement and record the Assignment of the Marks back to Block as set forth in Exhibit 1 to this Agreement, attached hereto.

The undersigned have executed this Agreement as of the date first above written.

ATRIX LABORATORIES INC.                           BLOCK DRUG CORPORATION

By:                                               By:
   -----------------------------------               ---------------------------
            Charles P. Cox, Ph.D., MBA
            Senior Vice President,                Name:
            Corporate Development                      -------------------------
                                                  Title:
                                                        ------------------------

                                   Exhibit B-1

                                  ATTACHMENT A
                                       TO
                                    EXHIBIT B
                                       TO
                                EIGHTH AMENDMENT

                                   ATRIX MARKS

                  TRADEMARK ROSTER (01) (GROUPED BY TRADEMARK)

ATRIDOX

COUNTRY        CLASSES       APP. #      APP. DT        REG. #     REG. DATE          REGISTERED. OWNER       CURRENT STATUS
-------        -------      --------    ----------     -------     ----------       ----------------------    --------------
Canada                      850,064     07/07/1997     530,394        21/07/2000     Block Drug Corporation      Registered
United States  5            75080259    28/03/1996     2219251        19/01/1999     Block Drug Corporation      Registered

ATRISORB

COUNTRY        CLASSES       APP. #      APP. DT        REG. #     REG. DATE          REGISTERED. OWNER       CURRENT STATUS
-------        -------      --------    ----------     -------     ----------       ----------------------    --------------
Canada                      824,209     25/09/1996     511,768        12/05/1999     Block Drug Corporation      Registered
United States  10           75081223    29/03/1996     2135253        10/02/1998     Block Drug Corporation      Registered
United States  5            74102606    02/10/1990     1912165        15/08/1995     Block Drug Corporation      Sec. 8/15 Accepted

                                   Exhibit B-2

                                    EXHIBIT 1
                                       TO
                                    EXHIBIT B
                                       TO
                                EIGHTH AMENDMENT

                                   ASSIGNMENT

            WHEREAS, Atrix Laboratories, Inc., a Delaware Corporation ("Atrix"), with its principal place of business at 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417, is the owner of the trademarks and trademark registrations for ATRIDOX and ATRISORB (hereinafter "the Marks") as set forth in Attachment A hereto, and WHEREAS, Block Drug Corporation (hereinafter "Block"), a New Jersey corporation with a business address of 105 Academy Street, Jersey City, New Jersey 07302-9988, is desirous of acquiring said Marks therefor in the United States and Canada;

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Atrix does hereby assign to Block all right, title and interest in and to the Marks, together with the goodwill of the business symbolized thereby.

                                                  ATRIX LABORATORIES, INC.

                                                  By:
                                                     ---------------------------
                                                      Charles P. Cox, Ph.D., MBA
                                                      Senior Vice President,
                                                      Corporate Development

                                   Exhibit B-3

                                    EXHIBIT C
                                       TO
                                EIGHTH AMENDMENT

                                 MARKETING PLAN

During the Transition Period, Block shall perform the following marketing activities:

1.          [**]

                                   Exhibit C-1